UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2025
Royal Gold, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1144 15th Street, Suite 2500, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 573-1660
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.01 par value	RGLD	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 22, 2025, as further described in Item 5.07 below, the stockholders of Royal Gold, Inc. (the “Company”) approved the Royal Gold, Inc. 2025 Incentive Plan (the “Plan”) at the Company’s annual meeting of stockholders (the “Annual Meeting”). The Plan previously had been approved, subject to stockholder approval, by the Company’s Board of Directors.

A summary of the material terms of the Plan is set forth in “Proposal 3 – Approval of the Royal Gold, Inc. 2025 Incentive Plan” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 4, 2025 (the “Proxy Statement”). That summary and the foregoing description of the Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07     Submission of Matters to a Vote of Security Holders

The Company held its 2025 Annual Meeting on May 22, 2025. Stockholders voted on, and approved, the following proposals at the Annual Meeting:

Proposal 1 – Election of three Class II director nominees to serve until the Company’s 2028 annual meeting of stockholders:

Director	For	Against	Abstain	Broker Non-Votes
William Hayes	46,118,874	7,565,886	58,000	5,718,651
Mark Isto	52,547,930	1,137,043	57,787	5,718,651
Ronald Vance	51,981,540	1,702,815	58,405	5,718,651

Proposal 2 – Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
52,588,579	1,019,638	134,543	5,718,651

Proposal 3 – Approval of the Royal Gold, Inc. 2025 Incentive Plan:

For	Against	Abstain	Broker Non-Votes
52,005,648	1,632,022	105,090	5,718,651

Proposal 4 – Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025:

For	Against	Abstain
58,731,816	671,728	57,867

Item 9.01     Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
10.1	Royal Gold, Inc. 2025 Incentive Plan
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.

Date: May 27, 2025	By:	/s/ David R. Crandall
		Name:	David R. Crandall
		Title:	Vice President, Corporate Secretary and Chief Compliance Officer